SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                                    Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) August 9, 2002


                                  PEOPLE'S BANK
                                  on behalf of
                     PEOPLE'S BANK CREDIT CARD MASTER TRUST
             (Exact Name of Registrant as Specified in its Charter)


                                    Connecticut
                 (State or Other Jurisdiction of Incorporation)



    33-99506, 33-99508, 33-90012
   333-33269, 333-45785, 333-63989                      06-1213065
 (Commission File Number)                 (I.R.S. Employer Identification No.)



               850 Main Street, Bridgeport, Connecticut   06604
               (Address of Principal Executive Offices) (Zip Code)


                                 (203) 338-7171
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)




INDEX TO EXHIBITS

Exhibit
 No.     Document Description

20           Monthly Servicer's Certificate

Item 5.    Other Events.

           The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 5.


Item 7.    Financial Statements and Exhibits.

           (c)    Exhibits.

                 20. Monthly Servicer's Certificate for People's Bank Credit Card Master Trust, 1997-2, 1998-1, 1999-1, 2002-1 VFC


                                          SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PEOPLE'S BANK



Dated: August 16, 2002               By: /s/Vincent J.Calabrese
                                         Vincent J.Calabrese
                                         First Vice President & Controller




                         MONTHLY SERVICER'S CERTIFICATE

                                  PEOPLE'S BANK

                     People's Bank Credit Card Master Trust

                    For the August 10, 2002 Determination Date

                      For the July 2002 Monthly Period

The undersigned, a duly authorized representative of People's Bank, as Servicer pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of March 18, 1997, (as heretofore amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement") by and between People's Bank and Bankers Trust Company, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered.
    This Certificate is delivered pursuant to subsection 3.4 (b) of the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement, as amended by the applicable Series Supplement.

2.  People's Bank is Servicer under the Pooling and Servicing Agreement.

3.  The undersigned is a Servicing Officer.

4. The date of this Certificate is August 9, 2002, which is a Determination Date under the Pooling and Servicing Agreement.

5.  The aggregate amount of Collections processed during the preceding
    Monthly Period (equal to 5(a) plus 5(b)) was equal to...$   325,983,343.44

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of
    Finance Charge Receivables") was equal to...............$    28,997,215.94

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of
    Principal Receivables") was equal to....................$   296,986,127.50

6.  The aggregate amount of Receivables as of the end of the last day of the preceding Monthly Period was equal to...................$ 1,880,928,275.26

7. Attached hereto is a true and correct copy of the statements required to be delivered by the Servicer on the date of this Certificate to the Paying Agent pursuant to Article V.

8. To the knowledge of the undersigned, there are no Liens on any Receivables in the Trust except as described below:
                  "NONE"

9. The amount by which the Aggregate Principal Receivables exceeds the Aggregate Principal Receivables required to be maintained pursuant to the
    Pooling and Servicing Agreement, is equal to............$   55,183,999.75

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 9th Day of August 2002.

PEOPLE'S BANK
Servicer

By : /s/Lisa A. Brooks
     Name:  Lisa A. Brooks
     Title: Vice President




                                                      Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1997-2

                    For the August 9, 2002 Determination Date

                      For the July 2002 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$   81,252,328.61

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1997-2 was equal
    to......................................................$     3,491,861.64

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1997-2 was equal to....$    77,760,466.97

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1997-2 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1997-2 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$    74,325,194.98

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1997-2, as of the end of the last day of the
    preceding Monthly Period was equal to...................$    70,833,333.34

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$    70,833,333.34

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1997-2 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1997-2 on the next succeeding Transfer
    Date is equal to........................................$       200,091.38

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1997-2 on the Distribution Date in the current Monthly Period is equal to:

   Class A Certificateholders
    Payable in respect of principal........................$    425,000,000.00
    Payable in respect of interest.........................$        720,507.81
    Total..................................................$    425,720,507.81

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         63,029.30
    Total..................................................$         63,029.30

    Collateral Interest
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$          9,208.51
    Total..................................................$          9,208.51


 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1998-1

                    For the August 9, 2002 Determination Date

                      For the July 2002 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$   67,034,244.17

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1998-1 was equal
    to......................................................$    4,825,870.60

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1998-1 was equal to....$   62,208,373.57

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1998-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1998-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$   35,726,771.49

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1998-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$    30,900,900.90

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$    30,900,900.90

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1998-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1998-1 on the next succeeding Transfer
    Date is equal to........................................$       320,475.18

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1998-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        584,445.80
    Total..................................................$        584,445.80

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         50,655.94
    Total..................................................$         50,655.94

    Collateral Interest
    Payable in respect of principal........................$      2,317,567.57
    Payable in respect of interest.........................$         21,209.72
    Total..................................................$      2,338,777.29

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                      Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1999-1

                    For the August 9, 2002 Determination Date

                      For the July 2002 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$   64,737,645.25

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1999-1 was equal
    to......................................................$    2,529,271.68

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
    Receivables") allocated to Series 1999-1 was equal to....$  62,208,373.57

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1999-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1999-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$   33,256,544.41

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1999-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$   30,727,272.73

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$   30,727,272.73

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1999-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$            0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$            0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1999-1 on the next succeeding Transfer
    Date is equal to........................................$      139,948.53

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1999-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        619,584.51
    Total..................................................$        619,584.51

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         60,401.56
    Total..................................................$         60,401.56

    Collateral Interest
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$              0.00
    Total..................................................$              0.00

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.



                                                      Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

            People's Bank Credit Card Master Trust, Series 2002-1 VFC

                    For the August 9, 2002 Determination Date

                         For the July 2002 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$   76,817,578.99


    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 2002-1 VFC was equal
    to......................................................$    6,833,158.72

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal Receivables") allocated to Series 2002-1 VFC was equal
    to......................................................$   69,984,420.27

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 2002-1 VFC with respect to Collections processed during the preceding Monthly Period, and applicable to Series 2002-1 VFC as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$    6,833,158.72

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 2002-1 VFC, as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$             0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 2002-1 VFC as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 2002-1 VFC on the next succeeding Transfer
    Date is equal to........................................$       472,863.66

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 2002-1 VFC on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        703,337.76
    Total..................................................$        703,337.76

    Class B Collateral Interest Holders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         66,591.25
    Total..................................................$         66,591.25

    Class C/D Collateral Interest Holders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         49,590.00
    Total..................................................$         49,590.00

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.






              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-2
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                      59
Monthly Period Ended                                           July 31, 2002
Distribution Date                                            August 15, 2002
Determination Date                                           August  9, 2002
Number of Days in Period                                                  31

1.  Trust Activity Series 1997-2

    Beginning of Month - Aggregate Principal Receivables    1,909,621,553.77

    Principal Collections on the Receivables                  296,986,127.50

    Finance Charge Collections on the Receivables              28,997,215.94

    Receivables in Defaulted Accounts                          16,028,502.77

    End of Month - Aggregate Principal Receivables          1,880,928,275.26

    Investor Interest Series 1997-2                            48,750,000.00
    Investor Interest Series 1998-1                           388,412,162.15
    Investor Interest Series 1999-1                           379,000,000.00
    Investor Interest Series 2002-1 VFC                       450,000,000.00
    Seller Principal Receivables                              614,766,113.11

    Adjusted Investor Interest Series 1997-2                   48,750,000.00
     Class A Adjusted Investor Interest                                 0.00
     Class B Investor Interest                                 33,750,000.00
     Collateral Interest                                       15,000,000.00

    Total Investor Percentage with respect to...
                           Finance Charges                        2.5918054%
                           Charged-Off Accounts                   2.5918054%
                           Principal Receivables                 26.5826192%


    Class A Percentage with respect to...
                           Finance Charges                        0.0000000%
                           Charged-Off Accounts                   0.0000000%
                           Principal Receivables                  0.0000000%

    Class B Percentage with respect to...
                           Finance Charges                        1.7943268%
                           Charged-Off Accounts                   1.7943268%
                           Principal Receivables                  1.7943268%

    Collateral Interest Percentage with respect to...
                           Finance Charges                        0.7974786%
                           Charged-Off Accounts                   0.7974786%
                           Principal Receivables                  2.1930661%

    Seller Percentage with respect to...
                           Finance Charges                       32.6841869%
                           Charged-Off Accounts                  32.6841869%
                           Principal Receivables                  6.9608330%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                2,751,602.77

    Class A Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                120,084.63
     Unpaid Class A Monthly Cap Rate Interest                           0.00

    Class A Covered Amount
    (See "Calculation of Certificate Interest" #4)                600,423.18
     Unpaid Class A Covered Amount                                      0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               236,111.11
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                             1,189,086.16
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                    605,897.69

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  512,486.90

    Class B Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                 63,029.30
     Unpaid Class B Monthly Cap Interest                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                56,250.00
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               283,282.29
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                    109,925.31

    Class B Required Amount                                             0.00

    Collateral Available Finance Charge Collections               227,771.96

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                25,000.00
     Unpaid Collateral Interest Monthly Servicing Fee                   0.00

    Excess Spread from Collateral Available Finance Charge
     Collections                                                  202,771.96

    Total Excess Spread                                           918,594.96


    Excess Spread used to satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining unpaid Class A Covered
      Amount                                                             0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                       0.00
     Remaining Class A Required Amount                                   0.00

    Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Cap Interest                                                       0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                       0.00
     Remaining Class B Required Amount                                   0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Covered Amount                                                    0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
        remaining unpaid Class A Covered Amount                         0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class B                       0.00

    Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                               0.00
      Unpaid unreimbursed reductions to Class B Investor Interest
       from prior periods                                               0.00

    Excess Spread used to pay Collateral Monthly Interest           9,208.51
     Remaining unpaid Collateral Monthly Interest                       0.00

    Excess Spread used to satisfy excess of Class A Monthly
     Interest over Class A Monthly Cap Rate (other than Class A
     Excess Interest)                                                   0.00
    Remaining excess of Class A Monthly Interest over Class A
     Monthly Cap Rate (other than Class A Excess Interest)              0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest over Class B Monthly Cap Rate (other than Class B Excess Interest) 0.00 Remaining excess of Class B Monthly Interest over Class B Monthly
     Cap Rate (other than Class B Excess Interest)                      0.00

    Excess Spread used to satisfy Collateral Default Amount       125,903.24
     Remaining Collateral Default Amount                                0.00

    Excess Spread used to satisfy unreimbursed reductions to
     Collateral Investor Interest from prior periods                    0.00
      Remaining unreimbursed reductions to Collateral Investor
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                             0.00
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy amounts per Loan Agreement            0.00
    Remaining unfunded amount to pay amounts per Loan
     Agreement                                                          0.00
    Excess Spread used to satisfy Class A Excess Interest               0.00
    Excess Spread used to satisfy Class B Excess Interest               0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                        783,483.22
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  1.98%

    Shared Finance Charge Collections used to pay any remaining
     Collateral Interest Monthly Servicing Fee                          0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Class B Investor Interest                                       0.00
    Shared Finance Charge Collections used to pay any unpaid
     Collateral Monthly Interest                                        0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class A Monthly Interest over Class A Monthly
       Cap (other than Class A Excess Interest)                         0.00
      Shared Finance Charge Collections used to satisfy remaining excess of Class B Monthly Interest over Class B Monthly
       Cap Rate (other than Class B Excess Interest)                    0.00

    Shared Finance Charge Collections used to pay remaining
     Collateral Interest Defaults                                       0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Collateral Investor Interest                                    0.00
    Shared Finance Charge Collections used to pay any remaining
     amount to fund up Reserve Account                                  0.00
    Shared Finance Charge Collections used to satisfy amounts
     per Loan Agreement                                                 0.00
    Shared Finance Charge Collections paid to Holder of
     Exchangeable Seller Certificate                                    0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   79,358,738.66
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              79,358,738.66

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                70,833,333.34

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Collateral Interest Amount Activity" #8)                      0.00

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                 8,525,405.32

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                             0.00
    Draw on Shared Finance Charge Collections from other
     Series                                                             0.00

    Required Shared Finance Charge Collections for other
     Series                                                             0.00
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                   425,720,507.81
    Total Distribution to Class A Investors per $1,000
     Invested                                                       1,001.70

    Total Distribution to Class B Investors                        63,029.30
    Total Distribution to Class B Investors per $1,000
     Invested                                                           1.87

    Total Distribution to Collateral Interest Holders               9,208.51
    Total Distribution to Collateral Interest Holders per
     $1,000 Invested                                                    0.22

3. Principal Funding Account and Reserve Account

   Beginning Balance of Principal Funding Account             354,166,666.66
   Deposits into Principal Funding Account                     70,833,333.34
   Withdrawals from Principal Funding Account                 425,000,000.00
   Ending Balance of Principal Funding Account                          0.00

   Accumulation Shortfall                                               0.00

   Principal Funding Investment Proceeds                          476,200.08
   Principal Funding Investment Shortfall                         124,223.10

   Beginning Balance of Reserve Account                         2,125,000.00
   Available Reserve Account Amount                             2,125,000.00
   Reserve Account Funding Date                             October 12, 2001
   Required Reserve Account Amount                                      0.00
   Reserve Account Investment Proceeds                              3,132.28
   Deposit from Excess Spread into Reserve Account                      0.00
   Reserve Account Draws                                          124,223.10
   Ending Balance of Reserve Account                                    0.00
   Percent Reserve Account to Total Initial Class A Interest            0.00%
   Percent Required Reserve Account to Total Initial Class A Interest   0.00%

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                        1.96875%
    Class A Cap Rate                                               10.13000%

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class A Covered Amount                                       600,423.18
    Overdue Class A Covered Amount                                     0.00
    Principal Funding Investment Proceeds                        476,200.08
    Principal Funding Investment Shortfall                       124,223.10
    Reserve Account Draws                                        124,223.10

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Cap Rate Interest                            120,084.63
    Class A Monthly Interest                                     720,507.81

    Expected Class A Principal                                70,833,333.34
    Class A Excess Principal                                           0.00
    Class A Excess Interest                                            0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          720,507.81
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       1.70

    Class B Certificate Rate                                        2.16875%
    Class B Cap Rate                                               10.33000%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Cap Rate Interest                             63,029.30
    Class B Monthly Interest                                      63,029.30

    Expected Class B Principal                                33,750,000.00
    Class B Excess Principal                                           0.00
    Class B Excess Interest                                            0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                           63,029.30
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               1.87

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                  783,537.11

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B
     Certificateholders                                                1.71

5.  Calculation of Monthly Principal

    Beginning Investor Interest                              473,750,000.00

    Beginning Class A Investor Interest                      425,000,000.00
    Class A Monthly Principal                                 70,833,333.34
    Controlled Deposit Amount                                 70,833,333.34
    Controlled Accumulation Amount                            70,833,333.34
    Total Class A Monthly Principal Payable to Class A
     Certificates                                            425,000,000.00
    Ending Class A Investor Interest                                   0.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                    1,000.00

    Beginning Class B Investor Interest                       33,750,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Total Class B Monthly Principal Payable to Class B Certificates    0.00

    Ending Class B Investor Interest                          33,750,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Monthly Principal Reinvested in Receivables                8,525,405.32
    Required Shared Principal Collections for other Series             0.00
    Deposit of Shared Principal Collections for other Series           0.00
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                  48,750,000.00

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  0.0975000

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Adjusted Investor Interest      141,666,666.68
   Beginning  Class B Investor Interest                       33,750,000.00
   Beginning Collateral Investor Interest                     15,000,000.00

   Class A Monthly Servicing Fee                                 236,111.11
   Class B Monthly Servicing Fee                                  56,250.00
   Collateral Interest Monthly Servicing Fee                      25,000.00

   Total Monthly Servicing  Fee                                  317,361.11

8.  Collateral Interest Amount Activity

    Beginning Collateral Interest                             15,000,000.00

    Required Collateral Interest Amount                       15,000,000.00
    Collateral Interest Surplus                                        0.00
    Collateral  Monthly Interest                                   9,208.51
    Collateral Monthly Principal                                       0.00
    Reallocated Collateral Interest this period                        0.00
    Cumulative Reallocated Collateral Interest                         0.00
    Previously Reallocated Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge
      Collections                                                      0.00
    Collateral Monthly Principal Payable per $1,000 of
     Original Investment                                               0.00
    Collateral Interest Monthly Interest Payable per $1,000 of
     Original Investment                                               0.22
    Ending Collateral Interest                                15,000,000.00

    Collateral Default Amount this period                        125,903.24
    Aggregate uncovered Collateral Default Amount                      0.00

    Available Collateral Interest Amount  (Dollars)           15,000,000.00
    Available Collateral Interest Amount  (Percentage)               100.00%
    Ratio of Collateral Interest to Investor Interest                 30.77%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-29 days past due     Dollars                            66,348,253.57
                           Percent Dollars                             3.53%
                           Number of Accts                           17,932
                           Percent Number of Accts                     0.83%

    30-59 days past due    Dollars                            24,497,577.12
                           Percent Dollars                             1.30%
                           Number of Accts                            5,160
                           Percent Number of Accts                     0.24%

    60-89 days past due    Dollars                            19,557,600.32
                           Percent Dollars                             1.04%
                           Number of Accts                            3,811
                           Percent Number of Accts                     0.18%

    90-119 days past due   Dollars                            16,579,516.83
                           Percent Dollars                             0.88%
                           Number of Accts                            3,020
                           Percent Number of Accts                     0.14%

    120-149 days past due  Dollars                            15,576,738.58
                           Percent Dollars                             0.83%
                           Number of Accts                            2,710
                           Percent Number of Accts                     0.13%

    150+ days past due     Dollars                            15,118,186.63
                           Percent Dollars                             0.80%
                           Number of Accts                            2,515
                           Percent Number of Accts                     0.12%

10. Base Rate Calculation

    Gross Yield                                            19.74%

    Percentage on Defaulted Accounts                       10.07%

    Portfolio Yield (net of losses)                         9.67%

    Base Rate                                               3.94%

    Excess of Portfolio over Base Rate                      5.73%

11. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Expired Removed Accounts                               71,534
    Number of Removed Accounts                                            0
    Number of Automatic Additional Accounts                              98
    Ending Number of Accounts                                     2,151,990


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1998-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                      52
Monthly Period Ended                                           July 31, 2002
Distribution Date                                            August 15, 2002
Determination Date                                           August  9, 2002
Number of Days in Period                                                  31

1.  Trust Activity Series 1998-1

    Beginning of Month - Aggregate Principal Receivables   1,909,621,553.77

    Principal Collections on the Receivables                 296,986,127.50

    Finance Charge Collections on the Receivables             28,997,215.94

    Receivables in Defaulted Accounts                         16,028,502.77

    End of Month - Aggregate Principal Receivables         1,880,928,275.26

    Investor Interest Series 1997-2                           48,750,000.00
    Investor Interest Series 1998-1                          388,412,162.15
    Investor Interest Series 1999-1                          379,000,000.00
    Investor Interest Series 2002-1 VFC                      450,000,000.00
    Seller Principal Receivables                             614,766,113.11

    Adjusted Investor Interest Series 1998-1                 274,078,828.83
     Class A Adjusted Investor Interest                      228,666,666.68
     Class B Investor Interest                                27,000,000.00
     Collateral Interest                                      18,412,162.15

    Total Investor Percentage with respect to...
                           Finance Charges                       14.5714663%
                           Charged-Off Accounts                  14.5714663%
                           Principal Receivables                 21.2660953%


    Class A Percentage with respect to...
                           Finance Charges                       12.1571178%
                           Charged-Off Accounts                  12.1571178%
                           Principal Receivables                 18.2356767%

    Class B Percentage with respect to...
                           Finance Charges                        1.4354614%
                           Charged-Off Accounts                   1.4354614%
                           Principal Receivables                  1.4354614%

    Collateral Interest Percentage with respect to...
                           Finance Charges                        0.9788870%
                           Charged-Off Accounts                   0.9788870%
                           Principal Receivables                  1.5949571%

    Seller Percentage with respect to...
                           Finance Charges                       32.6841869%
                           Charged-Off Accounts                  32.6841869%
                           Principal Receivables                  6.9608330%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                4,101,104.33

    Class A Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                389,630.53
     Unpaid Class A Monthly Cap Rate Interest                           0.00

    Class A Covered Amount
    (See "Calculation of Certificate Interest" #4)                194,815.27
     Unpaid Class A Covered Amount                                      0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               428,750.00
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                             2,159,240.57
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                    928,667.96

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  409,989.52

    Class B Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                 50,655.94
     Unpaid Class B Monthly Cap Interest                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                45,000.00
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               226,625.83
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                     87,707.75

    Class B Required Amount                                             0.00

    Collateral Available Finance Charge Collections               314,776.74

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                34,549.55
     Unpaid Collateral Interest Monthly Servicing Fee                   0.00

    Excess Spread from Collateral Available Finance Charge
     Collections                                                  280,227.19

    Total Excess Spread                                         1,296,602.90

    Excess Spread used to satisfy Class A Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Excess Spread used to satisfy remaining unpaid Class A Covered
      Amount                                                            0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                      0.00
     Remaining Class A Required Amount                                  0.00

    Excess Spread used to satisfy Class B Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Cap Interest                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                      0.00
     Remaining Class B Required Amount                                  0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Covered Amount                                                    0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
        remaining unpaid Class A Covered Amount                         0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                               0.00
      Unpaid unreimbursed reductions to Class B Investor Interest
       from prior periods                                               0.00

    Excess Spread used to pay Collateral Monthly Interest          21,209.72
     Remaining unpaid Collateral Monthly Interest                       0.00

    Excess Spread used to satisfy excess of Class A Monthly
     Interest over Class A Monthly Cap Rate (other than Class A
     Excess Interest)                                                   0.00
    Remaining excess of Class A Monthly Interest over Class A
     Monthly Cap Rate (other than Class A Excess Interest)              0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest over Class B Monthly Cap Rate (other than Class B Excess Interest) 0.00 Remaining excess of Class B Monthly Interest over Class B Monthly
     Cap Rate (other than Class B Excess Interest)                      0.00

    Excess Spread used to satisfy Collateral Default Amount       173,996.01
     Remaining Collateral Default Amount                                0.00

    Excess Spread used to satisfy unreimbursed reductions to
     Collateral Investor Interest from prior periods                    0.00
      Remaining unreimbursed reductions to Collateral Investor
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                        42,359.56
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy amounts per Loan Agreement            0.00
    Remaining unfunded amount to pay amounts per Loan
     Agreement                                                          0.00
    Excess Spread used to satisfy Class A Excess Interest               0.00
    Excess Spread used to satisfy Class B Excess Interest               0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                      1,059,037.61
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  3.25%

    Shared Finance Charge Collections used to pay any remaining
     Collateral Interest Monthly Servicing Fee                          0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Class B Investor Interest                                       0.00
    Shared Finance Charge Collections used to pay any unpaid
     Collateral Monthly Interest                                        0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class A Monthly Interest over Class A Monthly
       Cap (other than Class A Excess Interest)                         0.00
      Shared Finance Charge Collections used to satisfy remaining excess of Class B Monthly Interest over Class B Monthly
       Cap Rate (other than Class B Excess Interest)                    0.00

    Shared Finance Charge Collections used to pay remaining
     Collateral Interest Defaults                                       0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Collateral Investor Interest                                    0.00
    Shared Finance Charge Collections used to pay any remaining
     amount to fund up Reserve Account                                  0.00
    Shared Finance Charge Collections used to satisfy amounts
     per Loan Agreement                                                 0.00
    Shared Finance Charge Collections paid to Holder of
     Exchangeable Seller Certificate                                    0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   64,768,235.98
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              64,768,235.98

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                28,583,333.33

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Collateral Interest Amount Activity" #8)              2,317,567.57

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                33,867,335.08

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                             0.00
    Draw on Shared Finance Charge Collections from other
     Series                                                             0.00

    Required Shared Finance Charge Collections for other
     Series                                                             0.00
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                       584,445.80
    Total Distribution to Class A Investors per $1,000
     Invested                                                           1.70

    Total Distribution to Class B Investors                        50,655.94
    Total Distribution to Class B Investors per $1,000
     Invested                                                           1.88

    Total Distribution to Collateral Interest Holders           2,338,777.29
    Total Distribution to Collateral Interest Holders per
     $1,000 Invested                                                   77.96

3. Principal Funding Account and Reserve Account

   Beginning Balance of Principal Funding Account             114,333,333.32
   Deposits into Principal Funding Account                     28,583,333.33
   Withdrawals from Principal Funding Account                           0.00
   Ending Balance of Principal Funding Account                142,916,666.65

   Accumulation Shortfall                                               0.00

   Principal Funding Investment Proceeds                          149,922.72
   Principal Funding Investment Shortfall                          44,892.54

   Beginning Balance of Reserve Account                         1,715,000.00
   Available Reserve Account Amount                             1,715,000.00
   Reserve Account Funding Date                             October 12, 2001
   Required Reserve Account Amount                              1,715,000.00
   Reserve Account Investment Proceeds                              2,532.98
   Deposit from Excess Spread into Reserve Account                 42,359.56
   Reserve Account Draws                                           44,892.54
   Ending Balance of Reserve Account                            1,715,000.00
   Percent Reserve Account to Total Initial Class A Interest            0.50%
   Percent Required Reserve Account to Total Initial Class A Interest   0.50%

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                        1.97875%
    Class A Cap Rate                                                9.14000%

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class A Covered Amount                                       194,815.27
    Overdue Class A Covered Amount                                     0.00
    Principal Funding Investment Proceeds                        149,922.72
    Principal Funding Investment Shortfall                        44,892.54
    Reserve Account Draws                                         44,892.54

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Cap Rate Interest                            389,630.53
    Class A Monthly Interest                                     584,445.80

    Expected Class A Principal                               200,083,333.35
    Class A Excess Principal                                           0.00
    Class A Excess Interest                                            0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          584,445.80
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       1.70

    Class B Certificate Rate                                        2.17875%
    Class B Cap Rate                                                9.34000%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Cap Rate Interest                             50,655.94
    Class B Monthly Interest                                      50,655.94

    Expected Class B Principal                                27,000,000.00
    Class B Excess Principal                                           0.00
    Class B Excess Interest                                            0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                           50,655.94
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               1.88

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                  635,101.74

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B
     Certificateholders                                                1.72

5.  Calculation of Monthly Principal

    Beginning Investor Interest                              390,729,729.72

    Beginning Class A Investor Interest                      343,000,000.00
    Class A Monthly Principal                                 28,583,333.33
    Controlled Deposit Amount                                 28,583,333.33
    Controlled Accumulation Amount                            28,583,333.33
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                      0.00
    Ending Class A Investor Interest                         343,000,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Beginning Class B Investor Interest                       27,000,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Total Class B Monthly Principal Payable to Class B Certificates    0.00

    Ending Class B Investor Interest                          27,000,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Monthly Principal Reinvested in Receivables               33,867,335.08
    Required Shared Principal Collections for other Series             0.00
    Deposit of Shared Principal Collections for other Series           0.00
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                 388,412,162.15

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  0.9710304

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Adjusted Investor Interest      257,250,000.01
   Beginning  Class B Investor Interest                       27,000,000.00
   Beginning Collateral Investor Interest                     20,729,729.72

   Class A Monthly Servicing Fee                                 428,750.00
   Class B Monthly Servicing Fee                                  45,000.00
   Collateral Interest Monthly Servicing Fee                      34,549.55

   Total Monthly Servicing  Fee                                  508,299.55

8.  Collateral Interest Amount Activity

    Beginning Collateral Interest                             20,729,729.72

    Required Collateral Interest Amount                       18,412,162.15
    Collateral Interest Surplus                                2,317,567.57
    Collateral  Monthly Interest                                  21,209.72
    Collateral Monthly Principal                               2,317,567.57
    Reallocated Collateral Interest this period                        0.00
    Cumulative Reallocated Collateral Interest                         0.00
    Previously Reallocated Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge
      Collections                                                      0.00
    Collateral Monthly Principal Payable per $1,000 of
     Original Investment                                              77.25
    Collateral Interest Monthly Interest Payable per $1,000 of
     Original Investment                                               0.71
    Ending Collateral Interest                                18,412,162.15

    Collateral Default Amount this period                        173,996.01
    Aggregate uncovered Collateral Default Amount                      0.00

    Available Collateral Interest Amount  (Dollars)           18,412,162.15
    Available Collateral Interest Amount  (Percentage)               100.00%
    Ratio of Collateral Interest to Investor Interest                  4.74%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-29 days past due     Dollars                            66,348,253.57
                           Percent Dollars                             3.53%
                           Number of Accts                           17,932
                           Percent Number of Accts                     0.83%

    30-59 days past due    Dollars                            24,497,577.12
                           Percent Dollars                             1.30%
                           Number of Accts                            5,160
                           Percent Number of Accts                     0.24%

    60-89 days past due    Dollars                            19,557,600.32
                           Percent Dollars                             1.04%
                           Number of Accts                            3,811
                           Percent Number of Accts                     0.18%

    90-119 days past due   Dollars                            16,579,516.83
                           Percent Dollars                             0.88%
                           Number of Accts                            3,020
                           Percent Number of Accts                     0.14%

    120-149 days past due  Dollars                            15,576,738.58
                           Percent Dollars                             0.83%
                           Number of Accts                            2,710
                           Percent Number of Accts                     0.13%

    150+ days past due     Dollars                            15,118,186.63
                           Percent Dollars                             0.80%
                           Number of Accts                            2,515
                           Percent Number of Accts                     0.12%

10. Base Rate Calculation

    Gross Yield                                              18.82%

    Percentage on Defaulted Accounts                         10.07%

    Portfolio Yield (net of losses)                           8.75%

    Base Rate                                                 3.95%

    Excess of Portfolio over Base Rate                        4.80%

11. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Expired Removed Accounts                               71,534
    Number of Removed Accounts                                            0
    Number of Automatic Additional Accounts                              98
    Ending Number of Accounts                                     2,151,990



              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1999-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                      35
Monthly Period Ended                                           July 31, 2002
Distribution Date                                            August 15, 2002
Determination Date                                           August  9, 2002
Number of Days in Period                                                  31

1.  Trust Activity Series 1999-1

    Beginning of Month - Aggregate Principal Receivables   1,909,621,553.77

    Principal Collections on the Receivables                 296,986,127.50

    Finance Charge Collections on the Receivables             28,997,215.94

    Receivables in Defaulted Accounts                         16,028,502.77

    End of Month - Aggregate Principal Receivables         1,880,928,275.26

    Investor Interest Series 1997-2                           48,750,000.00
    Investor Interest Series 1998-1                          388,412,162.15
    Investor Interest Series 1999-1                          379,000,000.00
    Investor Interest Series 2002-1 VFC                      450,000,000.00
    Seller Principal Receivables                             614,766,113.11

    Adjusted Investor Interest Series 1999-1                 102,454,545.43
     Class A Adjusted Investor Interest                       61,454,545.43
     Class B Investor Interest                                29,000,000.00
     Collateral Interest                                      12,000,000.00

    Total Investor Percentage with respect to...
                           Finance Charges                        5.4470203%
                           Charged-Off Accounts                   5.4470203%
                           Principal Receivables                 21.2660953%


    Class A Percentage with respect to...
                           Finance Charges                        3.2672456%
                           Charged-Off Accounts                   3.2672456%
                           Principal Receivables                 17.9698505%

    Class B Percentage with respect to...
                           Finance Charges                        1.5417919%
                           Charged-Off Accounts                   1.5417919%
                           Principal Receivables                  1.5417919%

    Collateral Interest Percentage with respect to...
                           Finance Charges                        0.6379829%
                           Charged-Off Accounts                   0.6379829%
                           Principal Receivables                  1.7544529%
    Seller Percentage with respect to...
                           Finance Charges                       32.6841869%
                           Charged-Off Accounts                  32.6841869%
                           Principal Receivables                  6.9608330%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                1,906,694.99

    Class A Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                112,651.73
     Unpaid Class A Monthly Cap Rate Interest                           0.00

    Class A Covered Amount
    (See "Calculation of Certificate Interest" #4)                506,932.78
     Unpaid Class A Covered Amount                                      0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               153,636.36
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                               773,732.64
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                    359,741.48

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  440,359.12

    Class B Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                 60,401.56
     Unpaid Class B Monthly Cap Interest                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                48,333.33
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               243,412.93
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                     88,211.30

    Class B Required Amount                                             0.00

    Collateral Available Finance Charge Collections               182,217.57

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                20,000.00
     Unpaid Collateral Interest Monthly Servicing Fee                   0.00

    Excess Spread from Collateral Available Finance Charge
     Collections                                                  162,217.57

    Total Excess Spread                                           610,170.35

    Excess Spread used to satisfy Class A Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Excess Spread used to satisfy remaining unpaid Class A Covered
      Amount                                                            0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                      0.00
     Remaining Class A Required Amount                                  0.00

    Excess Spread used to satisfy Class B Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Cap Interest                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                      0.00
     Remaining Class B Required Amount                                  0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Covered Amount                                                    0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
        remaining unpaid Class A Covered Amount                         0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class B                       0.00
    Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                               0.00
       Unpaid unreimbursed reductions to Class B Investor Interest
        from prior periods                                              0.00

    Excess Spread used to pay Collateral Monthly Interest               0.00
     Remaining unpaid Collateral Monthly Interest                       0.00

    Excess Spread used to satisfy excess of Class A Monthly
     Interest over Class A Monthly Cap Rate (other than Class A
     Excess Interest)                                                   0.00
    Remaining excess of Class A Monthly Interest over Class A
     Monthly Cap Rate (other than Class A Excess Interest)              0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest over Class B Monthly Cap Rate (other than Class B Excess Interest) 0.00 Remaining excess of Class B Monthly Interest over Class B Monthly
     Cap Rate (other than Class B Excess Interest)                      0.00

    Excess Spread used to satisfy Collateral Default Amount       100,722.59
     Remaining Collateral Default Amount                                0.00

    Excess Spread used to satisfy unreimbursed reductions to
     Collateral Investor Interest from prior periods                    0.00
      Remaining unreimbursed reductions to Collateral Investor
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                       116,113.60
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy amounts per Loan Agreement            0.00

    Remaining unfunded amount to pay amounts per Loan
     Agreement                                                          0.00
    Excess Spread used to satisfy Class A Excess Interest               0.00
    Excess Spread used to satisfy Class B Excess Interest               0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                        393,334.16
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  1.25%

    Shared Finance Charge Collections used to pay any remaining
     Collateral Interest Monthly Servicing Fee                          0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Class B Investor Interest                                       0.00
    Shared Finance Charge Collections used to pay any unpaid
     Collateral Monthly Interest                                        0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class A Monthly Interest over Class A Monthly
       Cap Rate (other than Class A Excess Interest)                    0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class B Monthly Interest over Class B Monthly
       Cap Rate (other than Class B Excess Interest)                    0.00
    Shared Finance Charge Collections used to pay remaining
     Collateral Interest Defaults                                       0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Collateral Investor Interest                                    0.00
    Shared Finance Charge Collections used to pay any remaining
     amount to fund up Reserve Account                                  0.00
    Shared Finance Charge Collections used to satisfy amounts
     per Loan Agreement                                                 0.00
    Shared Finance Charge Collections paid to Holder of
     Exchangeable Seller Certificate                                    0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   63,326,241.73
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              63,326,241.73

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                30,727,272.73

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Collateral Interest Amount Activity" #8)                      0.00

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                32,598,969.00

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                             0.00
    Draw on Shared Finance Charge Collections from other
     Series                                                             0.00

    Required Shared Finance Charge Collections for other
     Series                                                             0.00
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                       619,584.51
    Total Distribution to Class A Investors per $1,000
     Invested                                                           1.83

    Total Distribution to Class B Investors                        60,401.56
    Total Distribution to Class B Investors per $1,000
     Invested                                                           2.08

    Total Distribution to Collateral Interest Holders                   0.00
    Total Distribution to Collateral Interest Holders per
     $1,000 Invested                                                    0.00

3. Principal Funding Account and Reserve Account

   Beginning Balance of Principal Funding Account             276,545,454.73
   Deposits into Principal Funding Account                     30,727,272.73
   Withdrawals from Principal Funding Account                           0.00
   Ending Balance of Principal Funding Account                307,272,727.29

   Accumulation Shortfall                                               0.00

   Principal Funding Investment Proceeds                          388,329.76
   Principal Funding Investment Shortfall                         118,603.02

   Beginning Balance of Reserve Account                         1,690,000.00
   Available Reserve Account Amount                             1,690,000.00
   Reserve Account Funding Date                              August 14, 2001
   Required Reserve Account Amount                              1,690,000.00
   Reserve Account Investment Proceeds                              2,489.42
   Deposit from Excess Spread into Reserve Account                116,113.60
   Reserve Account Draws                                          118,603.02
   Ending Balance of Reserve Account                            1,690,000.00
   Percent Reserve Account to Total Initial Class A Interest            0.50%
   Percent Required Reserve Account to Total Initial Class A Interest   0.50%

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                        2.12875%
    Class A Cap Rate                                               10.29000%

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class A Covered Amount                                       506,932.78
    Overdue Class A Covered Amount                                     0.00
    Principal Funding Investment Proceeds                        388,329.76
    Principal Funding Investment Shortfall                       118,603.02
    Reserve Account Draws                                        118,603.02

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Cap Rate Interest                            112,651.73
    Class A Monthly Interest                                     619,584.51

    Expected Class A Principal                                92,181,818.20
    Class A Excess Principal                                           0.00
    Class A Excess Interest                                            0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          619,584.51
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       1.83

    Class B Certificate Rate                                        2.41875%
    Class B Cap Rate                                               10.58000%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Cap Rate Interest                             60,401.56
    Class B Monthly Interest                                      60,401.56

    Expected Class B Principal                                29,000,000.00
    Class B Excess Principal                                           0.00
    Class B Excess Interest                                            0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                           60,401.56
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               2.08

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                  679,986.07

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B
     Certificateholders                                                1.85

5.  Calculation of Monthly Principal

    Beginning Investor Interest                              379,000,000.00

    Beginning Class A Investor Interest                      338,000,000.00
    Class A Monthly Principal                                 30,727,272.73
    Controlled Deposit Amount                                 30,727,272.73
    Controlled Accumulation Amount                            30,727,272.73
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                      0.00
    Ending Class A Investor Interest                         338,000,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Beginning Class B Investor Interest                       29,000,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Total Class B Monthly Principal Payable to Class B Certificates    0.00

    Ending Class B Investor Interest                          29,000,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Monthly Principal Reinvested in Receivables               32,598,969.00
    Required Shared Principal Collections for other Series             0.00
    Deposit of Shared Principal Collections for other Series           0.00
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                 379,000,000.00

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  0.9475000

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Adjusted Investor Interest       92,181,818.16
   Beginning  Class B Investor Interest                       29,000,000.00
   Beginning Collateral Investor Interest                     12,000,000.00

   Class A Monthly Servicing Fee                                 153,636.36
   Class B Monthly Servicing Fee                                  48,333.33
   Collateral Interest Monthly Servicing Fee                      20,000.00

   Total Monthly Servicing  Fee                                  221,969.70

8.  Collateral Interest Amount Activity

    Beginning Collateral Interest                             12,000.000.00

    Required Collateral Interest Amount                       12,000,000.00
    Collateral Interest Surplus                                        0.00
    Collateral  Monthly Interest                                       0.00
    Collateral Monthly Principal                                       0.00
    Reallocated Collateral Interest this period                        0.00
    Cumulative Reallocated Collateral Interest                         0.00
    Previously Reallocated Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge
      Collections                                                      0.00
    Collateral Monthly Principal Payable per $1,000 of
     Original Investment                                               0.00
    Collateral Interest Monthly Interest Payable per $1,000 of
     Original Investment                                               0.00
    Ending Collateral Interest                                12,000,000.00

    Collateral Default Amount this period                        100,722.59
    Aggregate uncovered Collateral Default Amount                      0.00

    Available Collateral Interest Amount  (Dollars)           12,000,000.00
    Available Collateral Interest Amount  (Percentage)               100.00%
    Ratio of Collateral Interest to Investor Interest                  3.17%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-29 days past due     Dollars                            66,348,253.57
                           Percent Dollars                             3.53%
                           Number of Accts                           17,932
                           Percent Number of Accts                     0.83%

    30-59 days past due    Dollars                            24,497,577.12
                           Percent Dollars                             1.30%
                           Number of Accts                            5,160
                           Percent Number of Accts                     0.24%

    60-89 days past due    Dollars                            19,557,600.32
                           Percent Dollars                             1.04%
                           Number of Accts                            3,811
                           Percent Number of Accts                     0.18%

    90-119 days past due   Dollars                            16,579,516.83
                           Percent Dollars                             0.88%
                           Number of Accts                            3,020
                           Percent Number of Accts                     0.14%

    120-149 days past due  Dollars                            15,576,738.58
                           Percent Dollars                             0.83%
                           Number of Accts                            2,710
                           Percent Number of Accts                     0.13%

    150+ days past due     Dollars                            15,118,186.63
                           Percent Dollars                             0.80%
                           Number of Accts                            2,515
                           Percent Number of Accts                     0.12%

10. Base Rate Calculation

    Gross Yield                                              19.83%

    Percentage on Defaulted Accounts                         10.07%

    Portfolio Yield (net of losses)                           9.75%

    Base Rate                                                 4.08%

    Excess of Portfolio over Base Rate                        5.67%

11. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Expired Removed Accounts                               71,534
    Number of Removed Accounts                                            0
    Number of Automatic Additional Accounts                              98
    Ending Number of Accounts                                     2,151,990


         PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 2002-1 VFC
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                       4
Monthly Period Ended                                           July 31, 2002
Distribution Date                                            August 15, 2002
Determination Date                                           August  9, 2002
Number of Days in Period                                                  29

1.  Trust Activity Series 2002-1 VFC

    Beginning of Month - Aggregate Principal Receivables    1,909,621,553.77

    Principal Collections on the Receivables                  296,986,127.50

    Finance Charge Collections on the Receivables              28,997,215.94

    Receivables in Defaulted Accounts                          16,028,502.77

    End of Month - Aggregate Principal Receivables          1,880,928,275.26

    Investor Interest Series 1997-2                            48,750,000.00
    Investor Interest Series 1998-1                           388,412,162.15
    Investor Interest Series 1999-1                           379,000,000.00
    Investor Interest Series 2002-1 VFC                       450,000,000.00
    Seller Principal Receivables                              614,766,113.11

    Adjusted Investor Interest Series 2002-1                  450,000,000.00
     Class A Investor Interest                                391,500,000.00
     Class B Investor Interest                                 24,750,000.00
     Class C/D Interest                                        33,750,000.00

    Total Investor Percentage with respect to...
                           Finance Charges                       23.9243572%
                           Charged-Off Accounts                  23.9243572%
                           Principal Receivables                 23.9243572%


    Class A Percentage with respect to...
                           Finance Charges                       20.8141908%
                           Charged-Off Accounts                  20.8141908%
                           Principal Receivables                 20.8141908%

    Class B Percentage with respect to...
                           Finance Charges                        1.3158396%
                           Charged-Off Accounts                   1.3158396%
                           Principal Receivables                  1.3158396%

    Class C/D Interest Percentage with respect to...
                           Finance Charges                        1.7943268%
                           Charged-Off Accounts                   1.7943268%
                           Principal Receivables                  1.7943268%

    Seller Percentage with respect to...
                           Finance Charges                       32.6841869%
                           Charged-Off Accounts                  32.6841869%
                           Principal Receivables                  6.9608330%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                5,944,848.09

    Class A Monthly Interest                                      703,337.76
     Unpaid Class A Monthly Interest                                    0.00

    Class A Rated Additional Amount                                     0.00
     Unpaid Class A Rated Additional Amount                             0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               652,500.00
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                             3,286,074.57
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                  1,302,935.75

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  375,823.73

    Class B Monthly Interest (plus accrued and unpaid)
    (See "Calculation of Certificate Interest" #4)                 66,591.25
     Unpaid Class B Monthly Interest                                    0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                41,250.00
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               207,740.35
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                     60,242.13

    Class B Required Amount                                             0.00

    Class C/D Finance Charge Collections                          512,486.90

    Class C Monthly Interest (plus accrued and unpaid)             49,590.00
     Unpaid Class C Monthly Interest                                    0.00

    Class C/D Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                56,250.00
     Unpaid Class C/D Interest Monthly Servicing Fee                    0.00

    Excess Spread from Class C/D Available Funds                  406,646.90

    Class C/D Required Amount                                           0.00

    Total Excess Spread                                         1,769,824.78

    Excess Spread used to satisfy Class A Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Interest                                                  0.00
     Excess Spread used to satisfy remaining unpaid Class A Rated
      Additional Amount                                                 0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                      0.00
     Remaining Class A Required Amount                                  0.00

    Excess Spread used to satisfy Class B Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Interest                                                          0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                      0.00
     Excess Spread used to satisfy unreimbursed reductions to Class
      B Investor Interest from prior periods
     Remaining Class B Required Amount                                  0.00

    Excess Spread used to satisfy Class C/D Required Amount             0.00
     Excess Spread used to satisfy remaining unpaid Class C/D
      Monthly Interest                                                  0.00
     Excess Spread used to satisfy remaining unpaid Class C/D
      Monthly Servicing Fee                                             0.00
     Remaining Class C/D Amount                                         0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Interest                                                  0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Rated Additional Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reserve Account used to satisfy remaining Class A Required Amount   0.00
     Reserve Account used to satisfy remaining unpaid Class A           0.00
      Monthly Interest
     Reserve Account used to satisfy remaining unpaid Class A Rated
      Additional Amount                                                 0.00
     Reserve Account used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                     0.00
     Reserve Account used to satisfy remaining unpaid Class A Investor
      Default Amount                                                    0.00
     Reserve Account used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                      0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Class C/D Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid Class A Monthly Interest                        0.00
      Reallocated Class C/D Principal Collections used to satisfy
        remaining unpaid Class A Rated Additional Amount                0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Interest                        0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Rated Additional Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class C/D Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class C/D Investor Interest used to satisfy
       remaining unpaid Class A Monthly Interest                        0.00
      Reallocated Class C/D Investor Interest used to satisfy
       remaining unpaid Class A Rated Additional Amount                 0.00
      Reallocated Class C/D Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class C/D Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class C/D Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Interest                        0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Rated Additional Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Interest                                         0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Shared Finance Charge Collections used to reimburse reductions
       to Class B Investor Interest from prior periods                  0.00
      Remaining Class B Required Amount                                 0.00

    Reserve Account used to satisfy remaining Class B Required Amount   0.00
     Reserve Account used to satisfy remaining unpaid Class B
      Monthly Interest                                                  0.00
     Reserve Account used to satisfy remaining unpaid Class B
      Monthly Servicing Fee                                             0.00
     Reserve Account used to satisfy remaining unpaid Class B
      Investor Default Amount                                           0.00
     Reserve Account used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                      0.00
     Remaining Class B Required Amount                                  0.00

    Reallocated Class C/D Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Class C/D Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Class C/D Investor Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Class C/D Investor Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Class C/D Investor Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Class C/D Investor Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Reallocated Class C/D Investor Interest used to satisfy unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy Class C/D Investor
     Default Amount                                               283,282.29
      Remaining C/D Investor Default Amount                             0.00

    Excess Spread used to satisfy unreimbursed reductions to the
     Class C/D Collateral Interest from prior periods                   0.00
      Remaining unreimbursed reductions to Class C/D Collateral
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                             0.00
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy Class A Unrated Additional Amounts    0.00
    Remaining Class A Unrated Additional Amount                         0.00

    Excess Spread used to satisfy amounts per Loan Agreement            0.00
    Remaining unfunded amount to pay amounts per Loan
     Agreement                                                          0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                      1,486,542.49
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  3.96%

    Shared Finance Charges used to satisfy remaining Class C/D
     Amount                                                             0.00
    Shared Finance Charges used to satisfy remaining unpaid
     Class C/D Monthly Interest                                         0.00
    Shared Finance Charges used to satisfy remaining unpaid
     Class C/D Monthly Servicing Fee                                    0.00
    Shared Finance Charges used to satisfy remaining unpaid
     Class C/D Investor Default Amount                                  0.00
    Shared Finance Charges used to satisfy remaining unreimbursed
     Class C/D Investor Charge-offs                                     0.00
    Remaining Class C/D Amount                                          0.00

    Reserve Account used to satisfy remaining Class C/D Amount          0.00
     Reserve Account used to satisfy remaining unpaid Class C/D
      Monthly Interest                                                  0.00
     Reserve Account used to satisfy remaining unpaid Class C/D
      Monthly Servicing Fee                                             0.00
     Reserve Account used to satisfy remaining unpaid Class C/D
      Investor Default Amount                                           0.00
     Reserve Account used to satisfy remaining unpaid unreimbursed
      Class C/D Investor Charge-offs                                    0.00
     Remaining Class C/D Amount                                         0.00

    Shared Finance Charge Collections paid to Holder of Exchangable
     Seller Certificate                                                 0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class C/D Charge-offs                           0.00
    Unpaid unreimbursed Class C/D Charge-offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   73,761,517.48
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              73,761,517.48
    Available Investor Principal Collections plus Draws plus
     Additional Funds from Seller for Optional Amortization    73,761,517.48

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Class C/D Interest Amount Activity" #8)                       0.00

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                73,761,517.48

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                             0.00
    Draw on Shared Finance Charge Collections from other
     Series                                                             0.00

    Required Shared Finance Charge Collections for other
     Series                                                             0.00
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                       703,337.76
    Total Distribution to Class A Investors per $1,000
     Invested                                                           1.80

    Total Distribution to Class B Investors                        66,591.25
    Total Distribution to Class B Investors per $1,000
     Invested                                                           2.69

    Total Distribution to Class C/D Interest Holders               45,590.00
    Total Distribution to Class C/D Interest Holders per
     $1,000 Invested                                                    1.47

3. Reserve Account

   Beginning Balance of Reserve Account                                 0.00
   Available Reserve Account Amount                                     0.00
   Reserve Account Cap Percentage                                       0.00%
   Required Reserve Account Amount                                      0.00
   Retained Reserve Account Investment Proceeds                         0.00
   Deposit from Excess Spread into Reserve Account                      0.00
   Reserve Account Draws                                                0.00
   Surplus returned to Seller                                           0.00
   Ending Balance of Reserve Account                                    0.00
   Percent Reserve Account to Total Initial Investor Interest           0.00%
   Percent Required Reserve Account to Total Initial Investor Interest  0.00%

4.  Calculation of Certificate Interest

    Class A Monthly Interest                                      703,337.76

    Previous Month's Class A Deficiency Amount                          0.00

    Class A Investor Certificate Interest Shortfall                     0.00

    Class A Monthly Interest                                      703,337.76

    Total Class A Interest Distributable to Class A
     Certificateholders                                           703,337.76
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                        1.80

    Class B Collateral Interest Rate                                    3.34%
    Class B Cap Rate                                                   10.00%

    Previous Month's Class B Deficiency Amount                          0.00

    Class B Interest at the Certificate Rate on Deficiency Amount       0.00

    Class B Investor Certificate Interest Shortfall                     0.00

    Class B Monthly Interest                                       66,591.25

    Total Class B Interest Distributable to Class B
     Certificateholders                                            66,591.25
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                                2.69

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                   769,929.01

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B
     Certificateholders                                                 1.85

    Class C Interest Rate                                               6.84%

    Previous Month's Class C Deficiency Amount                          0.00

    Class C Interest at the Certificate Rate on Deficiency Amount       0.00

    Class C Investor Certificate Interest Shortfall                     0.00

    Class C Monthly Interest                                       49,590.00

    Total Class C Interest Distributable to Class C
     Certificateholders                                            49,590.00
    Total Class C Interest Distributable per $1,000 of
     Class C Original Investment                                        1.47

    Total Certificate Interest Distributable to Class A, B
     and C Certificateholders                                     819,519.01
    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A, B and C Certificateholders         1.82

5.  Calculation of Monthly Principal

    Beginning Investor Interest                               450,000,000.00

    Beginning Class A Investor Interest                       391,500,000.00
    Class A Monthly Principal                                           0.00
    Controlled Amortization Amount                                      0.00
    Rapid or Partial Accumulation Amount                                0.00
    Optional Class A Amortization                                       0.00
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                       0.00
    Ending Class A Investor Interest                          391,500,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Citi Portion of Class A Invested Interest                 195,750,000.00
    ABN Portion of Class A Invested Interest                  195,750,000.00

    Beginning Class B Investor Interest                        24,750,000.00
    Class B Monthly Principal                                           0.00
    Reallocated Class B Investor Interest this period                   0.00
    Cumulative Reallocated Class B Investor Interest                    0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                        0.00
    Net Cumulative Reallocated Class B Charge Offs                      0.00
    Optional Class B Amortization                                       0.00
    Total Class B Monthly Principal Payable to Class B Certificates     0.00
    Ending Class B Investor Interest                           24,750,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                         0.00

    Monthly Principal Reinvested in Receivables                73,761,517.48

    Required Shared Principal Collections for other Series              0.00
    Deposit of Shared Principal Collections for other Series            0.00
    Required Shared Principal Collections from other Series             0.00
    Draw on Shared Principal Collections from other Series              0.00

    Ending Investor Interest                                  450,000,000.00

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                   1.0000000

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                             2.00%

   Beginning Balance Class A Investor Interest                391,500,000.00
   Beginning  Class B Investor Interest                        24,750,000.00
   Beginning C/D Investor Interest                             33,750,000.00

   Class A Monthly Servicing Fee                                  652,500.00
   Class B Monthly Servicing Fee                                   41,250.00
   Class C/D Monthly Servicing Fee                                 56,250.00

   Total Monthly Servicing  Fee                                   750,000.00

8.  Class C/D Interest Amount Activity

    Beginning Class C/D                                        33,750,000.00
    Class C/D Monthly Principal                                         0.00
    Reallocated Class C/D Investor Interest this period                 0.00
    Previously Reallocated Class C/D Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
      Collections                                                       0.00
    Net Cumulative Reallocated Charge Offs                              0.00
    Total Class C/D Monthly Principal Payable to Class C/D
     Certificates                                                       0.00
    Ending Class C/D Investor Interest                         33,750,000.00

    Class C/D Monthly Principal Payable per $1,000 of
     Original Investment                                                0.00

    Ending Class C Investor Interest                            9,000,000.00
    Ending Class D Investor Interest                           24,750,000.00

    Class C/D Default Amount this period                          283,282.29
    Ratio of Class C/D Interest to Investor Interest                    7.50%

    Class C Default Amount this period                             75.541.94
    Ratio of Class C Interest to Investor Interest                      2.00%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-29 days past due     Dollars                             66,348,253.57
                           Percent Dollars                              3.53%
                           Number of Accts                            17,932
                           Percent Number of Accts                      0.83%

    30-59 days past due    Dollars                             24,497,577.12
                           Percent Dollars                              1.30%
                           Number of Accts                             5,160
                           Percent Number of Accts                      0.24%

    60-89 days past due    Dollars                             19,557,600.32
                           Percent Dollars                              1.04%
                           Number of Accts                             3,811
                           Percent Number of Accts                      0.18%

    90-119 days past due   Dollars                             16,579,516.83
                           Percent Dollars                              0.88%
                           Number of Accts                             3,020
                           Percent Number of Accts                      0.14%

    120-149 days past due  Dollars                             15,576,738.58
                           Percent Dollars                              0.83%
                           Number of Accts                             2,710
                           Percent Number of Accts                      0.13%

    150+ days past due     Dollars                             15,118,186.63
                           Percent Dollars                              0.80%
                           Number of Accts                             2,515
                           Percent Number of Accts                      0.12%

10. Base Rate Calculation

    Gross Yield                                              18.22%

    Percentage on Defaulted Accounts                         10.07%

    Portfolio Yield (net of losses)                           8.15%

    Base Rate                                                 4.26%

    Excess of Portfolio over Base Rate                        3.89%

    Portfolio Adjusted Yield                                  3.34%

11. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Expired Removed Accounts                               71,534
    Number of Removed Accounts                                            0
    Number of Automatic Additional Accounts                              98
    Ending Number of Accounts                                     2,151,990

12. Financial Convenants

    Is People's Bank "adequately capitalized" as per the FDIC?            Y
    Ratio of loan loss reserves to non-performing loans (both
     accruing and non-accruing loans 90 days past-due)              330.39%
    Minimum consolidated tangible net worth of People's Bank
     and its subsidiaries                                       838,315,000